Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Lilium N.V. (the “Company”) for the period ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Daniel Wiegand, Chief Executive Officer, and Geoffrey Richardson, Chief Financial Officer, of the Company, do each certify, pursuant to Section 18 of U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date:	March 30, 2022	By:	/s/ Daniel Wiegand

Daniel Wiegand
Chief Executive Officer

By:	/s/ Geoffrey Richardson

Geoffrey Richardson
Chief Financial Officer